May 17, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K Distribution Financial Services Floorplan Master Trust
   	Registration No. 033-70814-01

On behalf of Distribution Financial Services Floorplan Master Trust, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,

/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2004

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

New York                           033-70814-01               13-7031011
(State or other jurisdiction      (Commission               (IRS Employer
of organization)                  File Numbers)             identification No.)

c/o Wilmington Trust Company
520 Madison Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant's telephone number, including area code:   (212) 415-0545

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statements are being filed as Exhibits 1, and 2 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 4/30/2004

EX-2	      Distribution Financial Services Floorplan Master Trust
            Distribution Date Statement Series 2000-2
            Reporting for period ending 4/30/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

By:	 CDF Floorplan Receivables, L.P.

By:	 CDF Floorplan Receivables, Inc.
	 Its General Partner

By:	 /s/ W. Steven Culp
Title: Controller




EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         5/17/2004
Collection Period Ending                  4/30/2004

Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,324,704,549
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,308,081,026

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                          48,894
 5 SAU 1-30 Office                                      15,666,045
 6 Total                                                15,714,939
 7 Trust Receivables                                 3,324,704,549
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                24,935,284
10 Amount in Excess                                              0

11 NSF 30+                                                 753,153
12 SAU 30+                                               2,772,252
                                                         3,525,405
Overconcentrations
13 End of month Pool Balance                         3,308,081,026

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    661,616,205    15,221,817        0

15 Asset Based Receivables                      20%    661,616,205   245,718,851        0

16 Dealer concentration top 8                  2.5%     82,702,026    85,632,498 2,930,472

17 Dealer concentration Other                    2%     66,161,621    28,713,508        0

18 Manufacturer Concentration Top 3             15%    496,212,154   433,831,070        0

19 Manufacturer Concentration Other             10%    330,808,103   105,946,792        0

20 Product Line Concentration:

21 CE & Appl                                    25%    827,020,257    93,184,279        0

22 MIS                                          25%    827,020,257   279,367,833        0

23 Motorcycle                                   25%    827,020,257   547,097,797        0

24 Marine                                       35%  1,157,828,359   821,179,693        0

25 RV                                           35%  1,157,828,359   998,737,856        0

26 Music                                        25%    827,020,257    60,000,048        0

27 Industrial Equipment                         25%    827,020,257   127,873,927        0

28 A/R                                          25%    827,020,257   260,940,668        0

29 Snowmobiles                                  25%    827,020,257             0        0

30 Other                                        25%    827,020,257   136,322,448        0

31 Delayed Funding Receivables                                       245,509,595

                                       2/29/2004      3/31/2004      4/30/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          0.07%          0.28%          0.04%         0.13%
33 Payment Rate                          30.15%         39.85%         39.89%       36.63%

Net Receivable Rate - Current Month
34 Interest                                   5.32%
35 Discount                                   2.39%
36 Total                                      7.71%
37 Less Servicing                            -2.00%
38 Remaining                                  5.71%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             04/30/04
Collection Period       04/01/04 04/30/04
Determination Date      05/13/04
Distribution Date       05/17/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     03/31/04  3,389,020,526
2 Plus: Account Additions         04/01/04              -
3 Beginning of month
  Principal
  Receivables                     04/01/04  3,389,020,526
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         04/01/04  3,372,075,424
6 Beginning of month Dealer
  Overconcentrations              04/01/04              -
  Beginning of month
7 Unconcentrated
  Pool Balance                    04/01/04  3,372,075,424

8 End of month Principal
  Receivables                     04/30/04  3,324,704,549
9 Discount Factor                                0.50%
10End of mo Pool Balance          04/30/04  3,308,081,026
11End of month Dealer
  Overconcentrations              04/30/04      2,930,472
12End of month
  Unconcentrated Pool
  Balance                         04/30/04  3,305,150,554
13Overconcentrated %              04/30/04       0.09%
14Unconcentrated %                04/30/04      99.91%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 04/01/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           04/01/04                       0.00%          19.23%          18.37%         0.58%        0.29%
17End of month Invested
  Amount                          04/30/04                     2,930,472     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           05/13/04                             -               -               -             -            -
19Balance                         05/17/04                     2,930,472     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     05/17/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            04/15/04              -
22Determination Date
  Deposit                         05/17/04              -
  Distribution Date
23Disbursement                    05/17/04              -
  Excess Funding Account
24Balance                         05/17/04              -

Reserve Fund
25Required Amount                 05/17/04                                    17,500,000
26Beginning Balance               04/15/04                                    17,500,000
27Deposits              04/15/04  05/17/04                                        13,371
28Disbursements         04/15/04  05/17/04                                        13,371
29Ending Balance                  05/17/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      04/30/04                       0.09%          14.83%          14.16%         0.44%        0.22%
31Floating Allocation
  Percentage                      04/30/04                       0.09%          14.83%          14.16%         0.44%        0.22%

32Principal Collections 04/01/04  04/30/04  1,351,851,542         27,425
33Nonprincipal Collectio04/01/04  04/30/04     21,549,476            137
34Total Collections     04/01/04  04/30/04  1,373,401,018         27,562

Defaults
35Defaulted Amount      04/01/04  04/30/04        107,347
36Investor Default Amoun04/01/04  04/30/04                             -          15,918          15,201           478          239

Interest
37Monthly Interest                05/17/04                             -         608,933         573,000        21,600       14,333
38Interest Shortfall              05/17/04                             -               -               -             -            -
39Additional Interest             05/17/04                             -               -               -             -            -
40Total                           05/17/04                             -         608,933         573,000        21,600       14,333

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               04/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         04/01/04  04/30/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         05/17/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio04/01/04  04/30/04     21,549,476            137
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               04/01/04  04/30/04        942,488
47Floating Allocation
  Percentage                                                     0.09%          14.83%          14.16%         0.44%        0.22%
48Investor Nonprincipal
  Collections           04/01/04  04/30/04                           137       3,195,284       3,051,496        95,859       47,929
49Investor portion of
  Servicer Advance
  Less Reimbursement    04/01/04  04/30/04                             -         139,748         133,460         4,192        2,096
50Plus:  Investment Proc04/01/04  04/30/04                             -          15,296
51Less:
52Monthly Interest                05/14/04                             -         608,933         573,000        21,600       14,333
53Prior Monthly Interest          05/14/04                             -               -               -             -            -
54Additional Interest             05/14/04                             -               -               -             -            -
55Reserve Fund Deposit            05/14/04                             -               -               -             -            -
56Default Amount        04/01/04  04/30/04                             -          15,918          15,201           478          239
57Charge-Offs           04/01/04  04/30/04                             -               -               -             -            -
58Monthly Servicing Fee           05/17/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               05/17/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          05/17/04                             -               -               -             -            -
61Yield Supplement Dep.           05/17/04                             -               -
62Balance:  Excess Servi04/01/04  04/30/04                        137.00    1,892,144.00

Collection Account
63Beginning Balance               04/15/04                                             -
64Deposits              04/15/04  05/17/04                                       748,681
65Disbursements         04/15/04  05/17/04                                       748,681
66Ending Balance                  05/17/04                                             -

Interest Funding Account
67Beginning Balance               04/15/04                                             -
68Deposits              04/15/04  05/17/04                                       608,948
69Disbursements         04/15/04  05/17/04                                       608,948
70Ending Balance                  05/17/04                                           -

Principal Funding Account
71Beginning Balance               04/15/04                                             -
72Deposits              04/15/04  05/17/04                                             -
73Disbursements         04/15/04  05/17/04                                             -
74Ending Balance                  05/17/04                                             -

Yield Supplement Account
75Required Amount                 05/17/04                                     2,500,000
76Beginning balance               04/15/04                                     2,500,000
77Deposit               04/15/04  05/17/04                                         1,910
78Disbursements         04/15/04  05/17/04                                         1,910
79Ending balance                  05/17/04                                     2,500,000

80Total Amount Distributed        05/17/04        608,933

Interest Rate for the Next Period
81One-month LIBOR        5/17/04  06/15/04          1.10000%
82Net Receivables Rate            04/30/04          5.71071%
